John Hancock Current Interest
Supplement dated July 14, 2015 to the current Prospectus

John Hancock Money Market Fund (the fund)

The following replaces the first paragraph under “Fund summary — Principal risks”:

You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund's sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

Many factors influence a mutual fund’s performance.

The following is added as a new paragraph at the end of “Additional investor services — Disclosure of fund holdings”:

Effective July 14, 2015, if certain material events occur regarding the fund’s portfolio holdings or its pricing, including actions the fund’s Board of Trustees may take to address these events, the fund will be required to file a report with the Securities and Exchange Commission concerning these events and post this information on the fund’s website.

You should read this Supplement in conjunction with the Prospectus and retain it for future reference.

John Hancock Current Interest
Supplement dated July 14, 2015 to the current Statement of Additional Information

John Hancock Money Market Fund (the “Fund”)

The following is added as a new paragraph at the end of “Policy Regarding Disclosure of Portfolio Holdings”:

Effective July 14, 2015, if certain material events occur regarding the Fund’s portfolio holdings or its pricing, including actions the Fund’s Board of Trustees may take to address these events, the Fund will be required to file a report with the Securities and Exchange Commission concerning these events and post this information on the Fund’s website.

You should read this Supplement in conjunction with the Statement of Additional Information and retain it for future reference.